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                                                                LARGE CAP GROWTH
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Alliance
Special Equity
Institutional Fund

Annual Report
October 31, 2000

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 22, 2000

Dear Shareholder:

This report provides the performance and investment strategy of the Alliance Special Equity Institutional Fund (the "Fund") for the annual reporting period ended October 31, 2000.

Investment Objective and Policies

This open-end fund seeks investments in companies that have superior relative earnings growth that are selling at reasonable valuations. Its investment objective is capital appreciation. The Fund invests primarily in equity securities. Although the Fund typically invests for the long-term, it may also take advantage of short-term opportunities.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the past six- and 12-month periods ended October 31, 2000.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                                         -----------------------
                                                              Total Return
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
Alliance
Special Equity
Institutional Fund                                        -1.85%          14.03%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                               -1.03%           6.08%
--------------------------------------------------------------------------------
* The Fund's investment results are total returns for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The Standard & Poor's 500 Stock Index is an unmanaged index of 500 U.S. companies, and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Special Equity Institutional Fund.

      Additional investment information can be found on page 3.

During the six-month period ended October 31, 2000, the Fund marginally underperformed its benchmark, but outperformed over the 12-month period. Overall, health care and financial services stocks outperformed. This reflected the move to more visible growth situations in the case of health care and greater comfort that short-term rates would not increase in the case of financial services. Technology was generally weak as investors became concerned that a slower economy would hurt earnings growth.

Pre-announcements from Dell, Intel and Nokia, among others, caused a downward move in many technology stocks, notwithstanding the fact that fundamentals and earnings are intact. However, several technology holdings recorded excellent relative performance. These included Flextronics International Limited, Solectron Corp., Sun Micro Systems, Inc. and Veritas Software Corp. Other stocks helping performance were AES, Harley Davidson, Kroger, Tiffany & Co. and Tyco International, Ltd.


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                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market Outlook

We expect the market to remain volatile as investors assess the impact of slower growth in individual companies. In such an environment, the criteria for stocks in this portfolio include the ability to grow revenues without price increases, global leadership positions, and low production costs. Technology certainly qualifies under such considerations, and we will be adding to these stocks as price opportunities are presented. Financial services remain a prominent sector.

Thank you for your interest in Alliance Special Equity Institutional Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Jane Mack Gould

Jane Mack Gould
Executive Vice President


[PHOTO OMITTED]  John D. Carifa

[PHOTO OMITTED]  Jane Mack Gould

Portfolio Manager, Jane Mack Gould, has 40 years of investment experience.


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2 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
October 31, 2000

INCEPTION DATE                     PORTFOLIO STATISTICS
Class I Shares                     Net Assets ($mil): $534.6
5/3/99

SECTOR BREAKDOWN
43.19% Technology
19.16% Finance
14.84% Consumer Services
14.43% Healthcare                            [PIE CHART OMITTED]
 4.65% Multi-Industry Companies
 1.93% Utilities
 1.38% Consumer Staples
 0.42% Short-Term

All data as of October 31, 2000. The Fund's sector breakdown may vary over time. This breakdown is expressed as a percentage of total investments.


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                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 3

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
October 31, 2000

                                                                      Percent of
Company                                                       Value   Net Assets
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                     $30,506,719         5.7%
--------------------------------------------------------------------------------
Tyco International, Ltd.                                 24,868,806         4.7
--------------------------------------------------------------------------------
Solectron Corp.                                          22,774,400         4.3
--------------------------------------------------------------------------------
Citigroup, Inc.                                          21,419,954         4.0
--------------------------------------------------------------------------------
Sanmina Corp.                                            21,330,712         4.0
--------------------------------------------------------------------------------
Flextronics International, Ltd.                          19,110,960         3.6
--------------------------------------------------------------------------------
Kohl's Corp.                                             18,315,375         3.4
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Group Cl.A                      15,733,728         2.9
--------------------------------------------------------------------------------
Pfizer, Inc.                                             15,659,787         2.9
--------------------------------------------------------------------------------
American International Group, Inc.                       13,996,458         2.6
--------------------------------------------------------------------------------
                                                       $203,716,899        38.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2000
                                                 -------------------------------
                                                            Shares*
                                                 -------------------------------
Purchases                                         Bought      Holdings 10/31/00
--------------------------------------------------------------------------------
Applied Micro Circuits Corp.                      89,300                 89,300
--------------------------------------------------------------------------------
AT&T Wireless Group                              171,500                171,500
--------------------------------------------------------------------------------
Cisco Systems, Inc.                              140,750                566,250
--------------------------------------------------------------------------------
Computer Sciences Corp.                           86,200                 86,200
--------------------------------------------------------------------------------
Flextronics International, Ltd.                  337,920                502,920
--------------------------------------------------------------------------------
Gateway, Inc.                                    135,000                135,000
--------------------------------------------------------------------------------
J.P. Morgan & Co., Inc.                           39,000                 39,000
--------------------------------------------------------------------------------
Nortel Networks Corp.                             87,700                 87,700
--------------------------------------------------------------------------------
Time Warner, Inc.                                 83,000                167,000
--------------------------------------------------------------------------------
VERITAS Software Corp.                            55,735                 75,535
--------------------------------------------------------------------------------

Sales                                               Sold      Holdings 10/31/00
--------------------------------------------------------------------------------
AMFM, Inc.                                        77,000                     -0-
--------------------------------------------------------------------------------
Applied Materials, Inc.                          108,600                     -0-
--------------------------------------------------------------------------------
Devon Energy Corp.                               108,800                     -0-
--------------------------------------------------------------------------------
Fairchild Semiconductor Int'l. Cl.A              187,500                     -0-
--------------------------------------------------------------------------------
Honeywell International, Inc.                    192,600                     -0-
--------------------------------------------------------------------------------
MediaOne Group, Inc.                             137,900                     -0-
--------------------------------------------------------------------------------
Sealed Air Corp.                                 146,100                     -0-
--------------------------------------------------------------------------------
Sprint Corp.                                     219,500                     -0-
--------------------------------------------------------------------------------
The Estee Lauder Co., Inc.                       144,000                     -0-
--------------------------------------------------------------------------------
U S WEST, Inc.                                   108,000                     -0-
--------------------------------------------------------------------------------

*     Adjusted for stock splits.


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4 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                           Shares             Value
--------------------------------------------------------------------------

COMMON STOCKS-99.6%

Technology-43.2%
Communication Equipment-3.7%
JDS Uniphase Corp.(a).......................      82,260      $  6,699,049
Nokia Corp. (ADR) (Finland).................     127,700         5,459,175
Nortel Networks Corp. (Canada)..............      87,700         3,990,350
TyCom, Ltd. (Bermuda)(a)....................     113,200         3,792,200
                                                              ------------
                                                                19,940,774
                                                              ------------
Computer Hardware-4.4%
Dell Computer Corp.(a)......................     307,100         9,059,450
Gateway, Inc.(a)............................     135,000         6,967,350
Sun Microsystems, Inc.(a)...................      67,500         7,484,063
                                                              ------------
                                                                23,510,863
                                                              ------------
Computer Services-1.6%
Computer Sciences Corp.(a)..................      86,200         5,430,600
Sapient Corp.(a)............................      81,600         2,901,900
                                                              ------------
                                                                 8,332,500
                                                              ------------
Computer Software-7.7%
Amdocs, Ltd.(a).............................     134,800         8,736,725
BEA Systems, Inc.(a)........................      65,000         4,663,750
Mercury Interactive Corp.(a)................      33,000         3,663,000
Oracle Corp.(a).............................     404,200        13,338,600
VERITAS Software Corp.(a)...................      75,535        10,651,615
                                                              ------------
                                                                41,053,690
                                                              ------------
Contract Manufacturing-11.8%
Flextronics International, Ltd.(a)..........     502,920        19,110,960
Sanmina Corp.(a)............................     186,600        21,330,712
Solectron Corp.(a)..........................     517,600        22,774,400
                                                              ------------
                                                                63,216,072
                                                              ------------
Internet-1.5%
VeriSign, Inc.(a)...........................      49,300         6,507,600
Yahoo!, Inc.(a).............................      22,800         1,336,650
                                                              ------------
                                                                 7,844,250
                                                              ------------
Networking Software-6.3%
Cisco Systems, Inc.(a)......................     566,250        30,506,719
Foundry Networks, Inc.(a)...................      50,300         3,341,806
                                                              ------------
                                                                33,848,525
                                                              ------------
Semi-Conductor Components-6.2%
Altera Corp.(a).............................     314,600        12,878,937
Applied Micro Circuits Corp.(a).............      89,300         6,825,869
Intel Corp. ................................     164,000         7,380,000
PMC-Sierra, Inc.(a).........................      35,850         6,076,575
                                                              ------------
                                                                33,161,381
                                                              ------------
                                                               230,908,055
                                                              ------------


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 5

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                           Shares             Value
--------------------------------------------------------------------------

Finance-19.2%
Banking-Money Center-6.7%
Chase Manhattan Corp. ......................     174,000      $  7,917,000
Citigroup, Inc. ............................     407,030        21,419,954
J.P. Morgan & Co., Inc. ....................      39,000         6,454,500
                                                              ------------
                                                                35,791,454
                                                              ------------
Banking-Regional-1.9%
Bank One Corp. .............................     272,800         9,957,200
                                                              ------------
Brokerage & Money Management-3.5%
Lehman Brothers Holdings, Inc. .............      54,000         3,483,000
Merrill Lynch & Co., Inc. ..................     123,200         8,624,000
The Charles Schwab Corp. ...................     183,515         6,445,964
                                                              ------------
                                                                18,552,964
                                                              ------------
Insurance-5.0%
AFLAC, Inc. ................................     177,000        12,932,062
American International Group, Inc. .........     142,821        13,996,458
                                                              ------------
                                                                26,928,520
                                                              ------------
Miscellaneous-2.1%
MBNA Corp. .................................     299,100        11,234,944
                                                              ------------
                                                               102,465,082
                                                              ------------
Consumer Services-14.8%
Broadcasting & Cable-4.5%
AT&T Corp.-Liberty Media Group CI.A(a)......     874,096        15,733,728
Comcast Corp. Cl.A(a).......................     199,400         8,125,550
                                                              ------------
                                                                23,859,278
                                                              ------------
Cellular Communications-2.0%
AT&T Wireless Group(a)......................     171,500         4,276,781
Vodafone Group Plc (ADR) (United Kingdom)...     157,000         6,682,313
                                                              ------------
                                                                10,959,094
                                                              ------------
Entertainment & Leisure-4.6%
Harley-Davidson, Inc. ......................     246,200        11,863,762
Time Warner, Inc. ..........................     167,000        12,676,970
                                                              ------------
                                                                24,540,732
                                                              ------------
Retail-General Merchandise-3.7%
Kohl's Corp.(a).............................     338,000        18,315,375
Tiffany & Co. ..............................      38,600         1,647,738
                                                              ------------
                                                                19,963,113
                                                              ------------
                                                                79,322,217
                                                              ------------


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6 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)             Value
--------------------------------------------------------------------------

Health Care-14.4%
Biotechnology-0.5%
Amgen, Inc.(a)..............................      50,900      $  2,949,019
                                                              ------------
Drugs-7.9%
American Home Products Corp. ...............     179,400        11,391,900
Elan Corporation Plc (ADR) (Ireland)(a).....      56,000         2,908,500
Forest Laboratories, Inc.(a)................      33,500         4,438,750
Pfizer, Inc. ...............................     362,600        15,659,787
Schering-Plough Corp. ......................     149,000         7,701,438
                                                              ------------
                                                                42,100,375
                                                              ------------
Medical Products-6.0%
Guidant Corp.(a)............................     196,500        10,402,219
Medtronic, Inc. ............................     173,388         9,417,136
Stryker Corp. ..............................     261,100        12,304,337
                                                              ------------
                                                                32,123,692
                                                              ------------
                                                                77,173,086
                                                              ------------
Multi-Industry Companies-4.7%
Tyco International, Ltd. ...................     438,700        24,868,806
                                                              ------------
Utilities-1.9%
Miscellaneous-1.9%
AES Corp.(a)................................     182,300        10,299,950
                                                              ------------
Consumer Staples-1.4%
Retail-Food & Drug-1.4%
Kroger Co.(a)...............................     328,000         7,400,500
                                                              ------------
Total Common Stocks
   (cost $389,985,092)......................                   532,437,696
                                                              ------------
SHORT-TERM INVESTMENT-0.4%
Time Deposit-0.4%
State Street Euro Dollar
   6.00%, 11/01/00
   (amortized cost $2,222,000)..............      $2,222         2,222,000
                                                              ------------
Total Investments-100.0%
   (cost $392,207,092)......................                   534,659,696
Other assets less liabilities-0.0%..........                       (69,289)
                                                              ------------

Net Assets-100%.............................                  $534,590,407
                                                              ============

(a)   Non-income producing security.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 7

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

Assets
Investments in securities, at value (cost $392,207,092) .......     $534,659,696
Cash ..........................................................              351
Receivable for capital stock sold .............................          604,706
Dividends and interest receivable .............................            5,854
                                                                    ------------
Total assets ..................................................      535,270,607
                                                                    ------------
Liabilities
Advisory fee payable ..........................................          254,255
Payable for capital stock redeemed ............................          171,313
Accrued expenses ..............................................          254,632
                                                                    ------------
Total liabilities .............................................          680,200
                                                                    ------------
Net Assets ....................................................     $534,590,407
                                                                    ============
Composition Of Net Assets
Capital stock, at par .........................................     $     43,769
Additional paid-in capital ....................................      310,772,793
Accumulated net realized gain on investments ..................       81,321,241
Net unrealized appreciation of investments ....................      142,452,604
                                                                    ------------
                                                                    $534,590,407
                                                                    ============
Calculation of Maximum Offering Price
Class I Shares
Net asset value, redemption and offering price per share
   ($534,590,407 / 43,768,862 shares of capital stock
   issued and outstanding) ....................................           $12.21
                                                                          ======

See notes to financial statements.


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8 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

Investment Income
Dividends (net of foreign taxes withheld of
   $6,040).....................................   $  1,861,867
Interest.......................................        271,878     $  2,133,745
                                                  ------------
Expenses
Advisory fee...................................      3,061,574
Administrative.................................        139,000
Custodian......................................        124,000
Audit and legal................................         75,726
Printing.......................................         47,111
Amortization of organization expenses..........         31,020
Transfer agency................................         18,965
Registration...................................         11,567
Directors' fees................................          5,000
Miscellaneous..................................          1,377
                                                  ------------
Total expenses.................................      3,515,340
Less : Expenses waived by adviser
   (See Note B)................................        (32,250)
                                                  ------------
Net expenses...................................                       3,483,090
                                                                   ------------
Net investment loss............................                      (1,349,345)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investment Transactions
Net realized gain on investment
   transactions................................                      82,865,739
Net change in unrealized appreciation/
   depreciation of investments.................                     (14,161,303)
                                                                   ------------
Net gain on investment transactions............                      68,704,436
                                                                   ------------
Net Increase in Net Assets from
   Operations..................................                    $ 67,355,091
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 9

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Year Ended        May 3, 1999(a)
                                                October 31,       to October 31,
                                                   2000                1999
                                               =============      =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $  (1,349,345)     $    (806,690)
Net realized gain on investment
   transactions ..........................        82,865,739          3,704,621
Net change in unrealized appreciation/
   depreciation of investments ...........       (14,161,303)       156,613,907
                                               -------------      -------------
Net increase in net assets from operations        67,355,091        159,511,838
Distributions to Shareholders from:
Net realized gain on investments
   Class I ...............................        (3,899,774)                -0-
Capital Stock Transactions
Net increase (decrease) ..................       (28,710,425)       340,333,677
                                               -------------      -------------
Total increase ...........................        34,744,892        499,845,515
Net Assets
Beginning of period ......................       499,845,515                 -0-
                                               -------------      -------------
End of period ............................     $ 534,590,407      $ 499,845,515
                                               =============      =============

(a)   Commencement of operations.

      See notes to financial statements.


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10 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance Special Equity Institutional Fund, Inc. (the "Fund"), is one of the series of the Alliance Institutional Funds, Inc. (the "Company"), which was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-ended series investment company. The Company is comprised of four other funds, Alliance Premier Growth Institutional Fund, Alliance Quasar Institutional Fund, Alliance Real Estate Investment Institutional Fund and Alliance International Premier Growth Institutional Fund. Each fund has different investment objectives and policies. The Fund commenced operations on May 3, 1999 offering Class I and Class II shares. As of October 31, 2000 there were no Class II shares outstanding. Sales are made without a sales charge, at the Fund's net asset value per share. Each class of shares has identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 11

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that Class II shares bear higher transfer agent fees. Expenses of the Company are charged to the Fund in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investments. This reclassification had no effect on net assets.


--------------------------------------------------------------------------------
12 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annualized rate of 1% of the first $50 million, .75 of 1% of the excess over $50 million up to $100 million and .50 of 1% of the excess over $100 million of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the year ended October 31, 2000, such fees amounted to $107,502. In addition, the adviser agreed to waive a portion of its fees for such services. Such waiver amounted to $32,250.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $17,997 for the year ended October 31, 2000.

Brokerage commissions paid on investment transactions for the year ended October 31, 2000, amounted to $704,063, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $415,129,660 and $450,124,790, respectively, for the year ended October 31, 2000. There were no purchases and sales of U.S. government and government agency obligations for the year ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized apprecia-


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tion of investments was $164,626,149 and gross unrealized depreciation of investments was $22,173,545 resulting in net unrealized appreciation of $142,452,604.

NOTE E

Capital Stock

There are 6,000,000,000 shares of $.001 par value capital stock authorized for the Fund. The Fund consists of two classes designated Class I and Class II, each with 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                   ----------------------------   -----------------------------
                               Shares                         Amount
                   ----------------------------   -----------------------------
                    Year Ended   May 3, 1999(a)     Year Ended   May 3, 1999(a)
                   October 31,   to October 31,    October 31,   to October 31,
                          2000             1999           2000             1999
                   ------------------------------------------------------------
Class I
Shares sold          2,620,547       49,247,297   $ 32,102,518     $370,728,404
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions        353,240               -0-     3,899,773               -0-
-------------------------------------------------------------------------------
Shares redeemed     (5,521,166)      (2,931,056)   (64,712,716)     (30,394,727)
-------------------------------------------------------------------------------
Net increase
  (decrease)        (2,547,379)      46,316,241   $(28,710,425)    $340,333,677
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2000.

(a)   Commencement of operations.


--------------------------------------------------------------------------------
14 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             ----------------------------
                                                                        Class I
                                                             ----------------------------
                                                                    Year          May 3,
                                                                   Ended      1999(a) to
                                                             October 31,     October 31,
                                                                    2000            1999
                                                             ----------------------------
Net asset value, beginning of period ......................       $10.79          $10.00
                                                             ----------------------------
Income from Investment Operations
Net investment loss(b) ....................................         (.03)           (.02)
Net realized and unrealized gain on investment transactions         1.54             .81
                                                             ----------------------------
Net increase in net asset value from operations ...........         1.51             .79
                                                             ----------------------------
Less: Distributions
Distributions from net realized gains .....................         (.09)             -0-
                                                             ----------------------------
Net asset value, end of period ............................       $12.21          $10.79
                                                             ============================
Total Return
Total investment return based on net asset value(c) .......        14.03%           7.90%
Ratio/Supplemental Data
Net assets, end of period (000's omitted) .................     $534,590        $499,846
Ratio to average net assets of:
  Expenses, net of waivers ................................          .65%            .73%(d)
  Expenses, before waivers ................................          .65%            .75%(d)
  Net investment loss .....................................         (.25)%          (.33)%(d)
Portfolio turnover rate ...................................           78%             35%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(d)   Annualized.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 15

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of
Directors of Alliance Special
Equity Institutional Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Alliance Special Equity Institutional Fund (one of the series comprising Alliance Institutional Fund, Inc.) (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alliance Special Equity Institutional Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 12, 2000

FEDERAL INCOME TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $3,899,774 of the capital gain distributions paid by the Fund during the fiscal year October 31, 2000 are subject to a maximum tax rate of 20%. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
16 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

share

A unit which represents ownership in a mutual fund or stock.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 17

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
18 o Alliance Special Equity Institutional Fund

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Jane Mack Gould, Executive Vice President
Alfred Harrison, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Bruce K. Aronow, Senior Vice President
Daniel G. Pine, Senior Vice President
Thomas J. Bardong, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02116

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                 ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND o 19

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
20 o ALLIANCE SPECIAL EQUITY INSTITUTIONAL FUND

Alliance Special Equity Institutional Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SEIAR1000